Exhibit 10.2

First Incremental Revolving credit commitment supplement & Amendment

This First Incremental Revolving Credit Commitment Supplement and Amendment to the Loan Agreement (this “Supplement”) is made as of June 26, 2026, by and among Axsome Therapeutics, Inc., a Delaware corporation (the “Borrower”), Blackstone Alternative Credit Advisors LP, Blackstone Life Sciences Advisors L.L.C. (together with Blackstone Alternative Credit Advisors LP, the “Blackstone Representative”), the Lenders and Wilmington Trust, National Association (the “Agent”).

WHEREAS, the Borrower entered into (a) that certain Loan Agreement, dated as of May 8, 2025 (as amended, restated, amended and restated, supplemented or modified from time to time prior to the date hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement, as supplemented by this Supplement, the “Credit Agreement”), by and among the Borrower, certain Subsidiaries of the Borrower from time to time party thereto, the Agent, the Blackstone Representative and the Lenders from time to time party thereto and (b) that certain Fee Letter, dated as of May 8, 2025 (as amended, restated, amended and restated, supplemented or modified from time to time prior to the date hereof, the “Fee Letter”), by and among the Borrower, the Blackstone Representative and the Lenders party thereto;

WHEREAS, pursuant to the Existing Credit Agreement, the Revolving Credit Lenders extended $70,000,000 in Revolving Credit Commitments (“Existing Revolving Credit Commitments”) to the Borrower;

WHEREAS, the Borrower, in accordance with the Fee Letter, has requested that the aggregate principal amount of Existing Revolving Credit Commitments be increased by $20,000,000 (such increase, the “First Incremental Revolving Credit Commitments”) such that, upon the occurrence of the First Supplement Effective Date (as defined below) and after giving effect to the First Incremental Revolving Credit Commitment Increase, the aggregate principal amount of Revolving Credit Commitments under the Loan Agreement will be $90,000,000;

WHEREAS, each Person that executes and delivers a signature page to this Supplement in the capacity of a Revolver Increase Lender (as defined below) agrees to (i) the terms of this Supplement, (ii) provide the First Incremental Revolving Credit Commitments to the Borrower (the Revolving Credit Loans made in respect of such commitments, the “First Incremental Revolving Credit Loans” and the Lenders providing such First Incremental Revolving Credit Commitments and making the First Incremental Revolving Credit Loans, the “First Incremental Revolving Credit Lenders”) on the First Supplement Effective Date in a principal amount as set forth on Schedule I attached hereto and (iii) make the First Incremental Revolving Credit Loans from time to time on and after the First Supplement Effective Date in accordance with the terms of the Loan Agreement;

WHEREAS, in addition, the Borrower has requested, and the Lenders party hereto, constituting the Required Lenders, are willing to, make certain other modifications to the Loan Agreement as set forth herein;

WHEREAS, the Borrower, the Agent, the Blackstone Representative and the Lenders party hereto, constituting the Required Lenders, have agreed to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, this Supplement is an Incremental Revolving Credit Commitment Supplement as defined in the Fee Letter and the First Incremental Revolving Credit Commitments are the “First Incremental Revolving Credit Commitment Increase” contemplated by the Fee Letter.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the Borrower, the Agent, the Blackstone Representative and the Lenders party hereto hereby covenants and agrees as follows:

1.
Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.
2.
First Incremental Revolving Credit Commitments.
(a)
Pursuant to Section 2.2(a)(iv) of the Existing Credit Agreement and subject to the terms and conditions in the Fee Letter and herein, effective on and as of the First Supplement Effective Date, each First Incremental Revolving Credit Lender hereby agrees to make the First Incremental Revolving Credit Loans to the Borrower from time to time in accordance with the terms of the Loan Agreement in a principal amount not to exceed its First Incremental Revolving Credit Commitment. From and after the First Supplement Effective Date, the First Incremental Revolving Credit Commitments shall constitute “Revolving Credit Commitments” under the Credit Agreement and the other Loan Documents and each First Incremental Revolving Credit Lender shall be a “Revolving Credit Lender” and a “Lender” for all purposes under the Credit Agreement and the other Loan Documents. From and after the First Supplement Effective Date, the First Incremental Revolving Credit Loans made pursuant to each First Incremental Revolving Credit Lender’s First Incremental Revolving Credit Commitments shall constitute “Revolving Credit Loans” for all purposes of the Credit Agreement and the other Loan Documents. The Commitments of the First Incremental Revolving Credit Lenders are several, and no such First Incremental Revolving Credit Lender will be responsible for any other First Incremental Revolving Credit Lender’s failure to make or acquire its First Incremental Revolving Credit Loans. The proceeds of the First Incremental Revolving Credit Loans shall be used by the Borrower in accordance with Section 5.10 of the Credit Agreement.
(b)
The terms of the First Incremental Revolving Credit Commitments shall be identical to the existing Revolving Credit Commitments under the Loan Agreement and the terms of the First Incremental Revolving Credit Loans shall be identical to the existing Revolving Credit Loans under the Credit Agreement. On the First Supplement Effective Date, the Borrower shall pay to the Agent for the ratable account of the First Incremental Revolving Credit Lenders, in accordance with the terms of the Fee Letter, an upfront fee in the same amount as the Revolving Credit Upfront Fee that was payable in respect of the Existing Revolving Credit Commitments on the Closing Date pursuant to the Fee Letter.
(c)
On the First Supplement Effective Date, the Existing Revolving Credit Commitments shall be adjusted and increased by the First Incremental Revolving Credit Commitments as set forth on Schedule I attached hereto.
3.
Amendments to the Existing Credit Agreement.
(a)
Section 14.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“First Incremental Revolving Credit Supplement” shall mean the First Incremental Revolving Credit Supplement & Amendment, dated as of June 26, 2026, by and among the Borrower, the Blackstone Representative, the Lenders and the Agent.

“First Supplement Effective Date” shall mean June 26, 2026.

(b)
Clause (d) of the definition of “Permitted Indebtedness” in Section 14.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(d) Indebtedness not to exceed $20,000,000 in the aggregate at any time outstanding consisting of (i) Indebtedness incurred to finance the purchase, construction, repair, or improvement of fixed assets and (ii) Finance Lease obligations, and, in each case, Permitted Refinancings thereof;

(c)
The definition of “Revolving Credit Commitment” in Section 14.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Credit Commitment” shall mean, as to each Revolving Credit Lender, its obligation to make Revolving Credit Loans to Borrower pursuant to Section 2.2(a)(iv), in an aggregate principal amount at any one time outstanding not to exceed the amount set forth, and opposite such Lender’s name on Schedule I of the First Incremental Revolving Credit Supplement. The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $90,000,000 on the First Supplement Effective Date.

4.
Reaffirmation of Loan Documents. The Borrower, as Grantor under the Security Documents, hereby (i) agrees that each of the Loan Documents is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the First Supplement Effective Date, except that, on and after the First Supplement Effective Date, each reference to “Credit Agreement”, “this Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Existing Credit Agreement as supplemented by this Supplement and (ii) confirms that the

Collateral Documents and all of the Collateral described therein do, and shall continue to, secure the payment in full and performance of all of the Secured Obligations.
5.
Conditions Precedent to Effectiveness. This Supplement shall not be effective unless and until each of the following conditions precedent has been fulfilled to the satisfaction of the Agent and each of the Lenders party hereto (the date of such fulfillment, the “First Supplement Effective Date”):
(a)
This Supplement shall have been duly executed and delivered to the Agent by the Borrower, the Blackstone Representative and the Lenders, which constitute the Required Lenders;
(b)
The Borrower shall have paid all costs, fees and expenses of the Agent and the Lenders, including the upfront fee payable to the Agent in accordance with Section 2(b) above and the fees and out-of-pocket expenses of Sullivan & Cromwell LLP, as outside counsel to the Lenders, and Arnold & Porter Kaye Scholer LLP, as counsel to the Agent;
(c)
The conditions set forth in clauses (a), (b) and (e) of Section 3.2 of the Existing Credit Agreement shall be satisfied on the First Supplement Effective Date;
(d)
The representations and warranties in Section 5 of this Supplement, Section 4 of the Credit Agreement and elsewhere in the Loan Documents shall be true, correct and complete in all material respects (unless such representations are already qualified by reference to materiality, Material Adverse Change or similar language, in which case such representations and warranties shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;
(e)
At the time of and after giving effect to this Supplement, (i) no Default or Event of Default shall have occurred and be continuing or would result herefrom, and (ii) no event that has had or could reasonably be expected to have a Material Adverse Change has occurred and is continuing; and
(f)
The Agent shall have received, in form and substance satisfactory to the Agent, such other documents, instruments and agreements as are reasonably requested by the Agent and the Lenders.
(g)
The Agent shall have received, for its own account, an amendment fee in the amount of $2,500.
(h)
The Agent shall have received the upfront fee payable in accordance with Section 2(b) above.

6.
Representations and Warranties. The Borrower hereby represents and warrants:
(a)
The execution, delivery and performance by the Borrower of this Supplement and the documents, instruments and agreements executed in connection herewith (collectively, the “Supplement Documents”), the Borrower’s consummation of the transactions contemplated by the Supplement Documents and performance under the Supplement Documents do not and will not (i) conflict with any of its organizational, constitutional or constituent documents; (ii) contravene, conflict with, constitute a default under or violate any Law except as would not reasonably be expected to have a Material Adverse Change; (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which it or any of its property or assets may be bound or affected except as would not reasonably be expected to have a Material Adverse Change; (iv) require any action by, filing, registration, or qualification with, or approval of, any Governmental Authority (except such approval which has already been obtained and is in full force and effect, or the filing of any UCC financing statement) except where the failure to do so would not reasonably be expected to have a Material Adverse Change; or (v) constitute a default under or conflict with any Material Contract that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change.
(b)
This Supplement and the other Supplement Documents have been duly authorized, executed and delivered by the Borrower and constitute legal, valid and binding agreements of the Borrower, enforceable in accordance with their terms (subject, as to enforcement, to (x) the effect of applicable bankruptcy, insolvency, examinership or similar laws affecting the enforcement or creditors’ rights and (y) general principles of equity).
(c)
The execution, delivery and performance by the Borrower of the Supplement and the other Supplement Documents executed or to be executed by, it is in each case within the Borrower’s powers.
7.
Fees and Expenses. The Borrower agrees to pay on demand all fees, costs and expenses of the Agent and the Lenders accrued prior to the First Supplement Effective Date and all fees, costs and expenses of the Agent and the Lenders incurred in connection with the preparation, execution and delivery of (i) this Supplement, (ii) any Supplement Documents, other Loan Documents or other post-closing amendments, agreements, arrangements or documentation and (iii) any other instruments and documents to be delivered hereunder or thereunder, including the fees and out-of-pocket expenses of Sullivan & Cromwell LLP, as outside counsel to the Lenders, and Arnold & Porter Kaye Scholer LLP, as counsel to the Agent with respect thereto.
8.
Miscellaneous.
(a)
This Supplement shall constitute a Loan Document and Incremental Supplement.

(b)
This Supplement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. An executed facsimile or electronic copy of this Supplement shall be effective for all purposes as an original hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Supplement and the transactions contemplated hereby (including assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(c)
This Supplement and the rights and obligations of the parties hereunder shall be governed by, and construed and enforced in accordance with, the law of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.
(d)
This Supplement and its contents shall be subject to the indemnification and severability provisions of the Existing Credit Agreement, mutatis mutandis.
(e)
The Lenders party hereto, constituting each of the First Incremental Revolving Credit Lenders and the Required Lenders, hereby (i) direct the Agent to execute and deliver this Supplement and (ii) acknowledge and agree that (x) the direction in this Section 8(e) constitutes a direction from the First Incremental Revolving Credit Lenders and the Required Lenders under the provisions of Section 12 of the Credit Agreement and (y) Section 12 of the Credit Agreement (including Sections 12.3 and 12.11 thereof) shall apply to any and all actions taken by the Agent in accordance with such direction.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have hereunto caused this Supplement to be executed as of the date first above written.

AXSOME THERAPEUTICS, INC.

as the Borrower, on its behalf and on behalf of each other Credit Party

By: /s/ Nick Pizzie

Name: Nick Pizzie

Title: Chief Financial Officer

[Signature Page to the First Incremental Revolving Credit Commitment Supplement & Amendment]

BLACKSTONE LIFE SCIENCES ADVISOR L.L.C.,

as the Blackstone Representative

By: /s/ Robert Liptak

Name: Robert Liptak

Title: Authorized Signatory

[Signature Page to the First Incremental Revolving Credit Commitment Supplement & Amendment]

BLACKSTONE ALTERNATIVE CREDIT

ADVISORS LP,

as the Blackstone Representative

By: /s/ Marisa Beeney

Name: Marisa Beeney

Title: Authorized Signatory

[Signature Page to the First Incremental Revolving Credit Commitment Supplement & Amendment]

AXIS AGGREGATOR, L.P.,

as a Lender

By: /s/ Robert Liptak

Name: Robert Liptak

Title: Authorized Signatory

[Signature Page to the First Incremental Revolving Credit Commitment Supplement & Amendment]

BLACKSTONE PRIVATE CREDIT FUND,

as a Lender

By: Blackstone Private Credit Strategies LLC,

as Investment Advisor

By: Blackstone Credit BDC Advisors LLC,

as Sub-Investment Advisor

By: /s/ Marisa Beeney

Name: Marisa Beeney

Title: Authorized Signatory

BLACKSTONE SECURED LENDING FUND,

as a Lender

By: Blackstone Private Credit Strategies LLC,

as Investment Advisor

By: Blackstone Credit BDC Advisors LLC,

as Sub-Investment Advisor

By: /s/ Marisa Beeney

Name: Marisa Beeney

Title: Authorized Signatory

[Signature Page to the First Incremental Revolving Credit Commitment Supplement & Amendment]

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Agent

By: /s/ Geoffrey J. Lewis

Name: Geoffrey J. Lewis

Title: Vice President

[Signature Page to the First Incremental Revolving Credit Commitment Supplement & Amendment]

Schedule I

[CERTAIN PORTIONS OF THIS SCHEDULE HAVE BEEN OMITTED OR REDACTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K.]